Exhibit 10.1

FIRST AMENDMENT TO

PURCHASE AND SPONSOR HANDOVER AGREEMENT

This First Amendment (this “Amendment”) to the Purchase and Sponsor Handover Agreement, dated as of February 15, 2024 (the “Agreement”), by and among Blufire Capital Limited, an Abu Dhabi private company limited by shares (the “New Sponsor”), Future Health ESG Corp., a Delaware corporation (the “SPAC”), and Future Health ESG Associates 1, LLC, an Indiana limited liability company (the “Sponsor”), is made and entered into by the Parties as of March 5, 2024 (the “Effective Date”). Each of the New Sponsor, the SPAC and the Sponsor are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, mutually agree as follows:

1.             Capitalized Terms. Any capitalized term not defined in this Amendment shall have the meaning ascribed to such term in the Agreement.

2.             Amendment. In connection with the transaction, as of the Effective Date:

Section 9(a) of the Agreement shall be deemed deleted and replaced in its entirety with the following:

“The underwriters of the SPAC’s initial public offering shall in the aggregate have (i) at the SPAC’s option either (A) $3,000,000 in cash or (B) a number of shares of SPAC’s common stock equal to the greater of (1) 300,000 and (2) the quotient obtained by dividing (x) $3,000,000 by (y) the VWAP (as defined herein) of the SPAC’s common stock over the three trading days immediately preceding the date of the initial filing of the re-sale registration statement on Form S-1 or F-1 (or any successor form, as applicable) to register the re-sale of such securities; and (ii) waived their rights under such underwriting agreement regarding the transfer of SPAC securities. For purposes of this Section 9(a), “VWAP” means for the SPAC’s common stock for a specified period, the dollar volume-weighted average price for the SPAC’s common stock on the “national securities exchange” on which the SPAC’s common stock is then listed or traded, for such period, as reported by Bloomberg through its “AQR” function. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.”

3.             Effectiveness of Agreement. This Amendment constitutes an amendment to the Agreement in accordance with the terms thereof and shall be effective and enforceable upon all parties to the Agreement in accordance with its terms, as amended hereby. Except as amended herein, the Agreement shall continue in full force and effect and shall be enforceable in accordance with its terms. For avoidance of doubt, this Amendment shall not apply if the Agreement is terminated or expired, and in such case the original terms of the Agreement shall continue in full force and effect.

4.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law (whether of New York or any other jurisdiction).

5.             Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties relative to the specific subject matter hereof.

6.             Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Effective Date.

NEW SPONSOR:
Blufire Capital Limited

By:	/s/ Narinder Singh
Name: Narinder Singh
Title: Authorized Signatory

SPAC:
Future Health ESG Corp.

By:	/s/ Travis A. Morgan
Name: Travis A. Morgan
Title: Chief Financial Officer

SPONSOR:
Future Health ESG Associates 1, LLC

By:	/s/ Travis A. Morgan
Name: Travis A. Morgan
Title:Manager

[Signature Page to First Amendment to Purchase and Sponsor Handover Agreement]